STOCK PLEDGE AGREEMENT



     This STOCK PLEDGE AGREEMENT (this "Agreement") is made as of July ___, 1997 by LASER-PACIFIC MEDIA CORPORATION, a Delaware corporation ("Laser"), and PACIFIC VIDEO, INC., a Delaware corporation ("Pacific Video"; and, collectively with Laser, "Grantor"), on the one hand, in favor of ALAN PICK ("Grantee"), an individual as Trustee for the benefit of the beneficial holders of Laser's Short-Term Installment (Fixed Rate) Line of Credit Notes, Series 1997, on the other hand, with reference to the following facts:

     A. Laser is the legal and beneficial owner of 876,416 shares of the common stock (the "Laser Shares") of Pacific Video Canada Ltd., a Canadian corporation incorporated in the province of British Columbia (the "Corporation"). Pacific Video is the legal and beneficial owner of 1,548,072 shares of the common stock (the "Pacific Video Shares"; and, collectively with the Laser Shares, the "Shares") of the Corporation.

     B. Pacific Video is a wholly-owned subsidiary of Laser.

     C. Concurrently herewith, Grantor is executing and delivering its Short-Term Installment (Fixed Rate) Line of Credit Notes, Series 1997 to Grantee (collectively, the "Notes").

     D. In order to secure Laser's obligations under the Notes, Grantor hereby desires to pledge the "Collateral" (as such term is hereafter defined) to Grantee on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in order to induce Grantee to enter into the transactions contemplated by the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby represents, warrants, covenants, agrees and pledges as follows:


     1. Definitions. In addition to capitalized terms otherwise defined herein, the following terms shall have the meanings respectively set forth after each.

       "Certificates" means all certificates, instruments or other documents now or hereafter representing or evidencing any Pledged Securities.

       "Event of Default" means (i) any event of default under the terms of this Agreement or the Notes, or (ii) any statement, representation or warranty made by Grantor herein or in any other document, instrument or agreement between Grantor and Grantee is untrue in any material respect as of the date made.

       "Obligations" means any and all obligations of Laser to Grantee under the Notes, whether presently existing or hereafter arising.

       "Collateral" means the Pledged Securities, the Certificates representing or evidencing the same, any and all proceeds and products of any of the foregoing, and any and all collections, dividends, distributions, redemption payments, or liquidation payments with respect to the foregoing.

       "Pledged Securities" means the Shares and any and all securities now or hereafter issued in substitution, exchange or replacement therefor or with respect thereto.

     2. Pledge. Grantor, as security for the full and timely payment and performance of all of the Obligations, hereby pledges and grants to Grantee a continuing security interest in and lien upon, and mortgages, pledges and assigns to Grantee for security purposes, all Collateral, together with any and all products and proceeds thereof, dividends thereon, and rights, titles, interests, privileges, benefits and preferences appurtenant or incidental thereto.

          2.1 Delivery of Certain Collateral. Concurrently upon execution of this Agreement, Grantor shall cause the Collateral to be pledged and delivered to Grantee or any person or entity designated by Grantee. All Certificates at any time delivered to Grantee shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Grantee.

          2.2 Further Assurances. Grantor agrees that, at any time and from time to time, at Grantor's expense, Grantor will promptly execute, deliver and file
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or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the Corporation to so execute, deliver, file or take other actions that may be necessary or desirable, or that Grantee may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Grantee to exercise and enforce its rights and remedies hereunder with respect to any Collateral and to preserve, protect and maintain the Collateral and the value thereof. Grantor hereby consents and agrees that the issuers of, or obligors on, the Collateral, or any registrar or transfer agent or trustee for any of the Collateral, shall be entitled to accept the provisions hereof as conclusive evidence of the right of Grantee to effect any transfer or exercise any right hereunder, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other individual or entity to such issuers or such obligors or to any such registrar or transfer agent or trustee.

     3. Voting Rights; Dividends. So long as no Event of Default has occurred and is continuing:

          3.1 Voting Rights. Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of the Notes.

          3.2 Dividend and Distribution Rights. Grantor shall be entitled to receive, retain and use any and all cash dividends or distributions paid in respect of the Pledged Securities.

     4. Rights During Event of Default. When an Event of Default has occurred and is continuing:

          4.1 Voting, Dividend, and Distribution Rights. At the option of Grantee, all rights of Grantor to exercise the voting and other consensual rights which Grantor would otherwise be entitled to exercise, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain, shall cease, and all such rights shall thereupon become vested in Grantee who shall thereupon have the sole right to exercise such voting and other consensual rights, to receive and to hold as Collateral such dividends and distributions, and to use the Collateral to satisfy any outstanding Obligations.

          4.2 Dividends and Distribution Held in Trust. All dividends and other distributions which are received by Grantor contrary to the provisions hereof shall be received in trust for the benefit of Grantee, shall be segregated from other funds of Grantor, and shall forthwith be paid over to Grantee as Collateral in the same form as so received (with any necessary endorsements).

          4.3 Irrevocable Proxy. Grantor hereby revokes all previous proxies with regard to the Pledged Securities and appoints Grantee as Grantor's proxyholder to attend and vote at any and all meetings of the shareholders of the Corporation, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of the Corporation executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if Grantor had attended the meetings or had voted his shares or had signed the written consents. Grantor hereby authorizes Grantee to substitute another person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the Corporation. This proxy is coupled with an interest and is irrevocable until such time as all Obligations have been paid and performed in full.

     5. Transfers and Other Liens. Grantor agrees that it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, (ii) create or permit to exist any lien upon or with respect to any of the Collateral, except for liens in favor of Grantee, or (iii) take any action with respect to the Collateral which is inconsistent with the provisions or purposes of this Agreement or the Notes. Grantor agrees further that it will not sell, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any other shares of capital stock of the Corporation legally or beneficially owned by Grantor, if the direct or indirect result thereof would be to affect or limit in any way the ability of Grantee or any other legal or beneficial owner of the Pledged Securities to sell, exchange, transfer, dispose of or otherwise realize upon all or any part of the Pledged Securities pursuant any federal or state securities laws, including, without limitation, Rule 144 promulgated under the Securities Act of 1933, as amended.

     6. Grantee Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Grantee as its attorney-in-fact, with full authority in his place and stead, and in its name, or otherwise, from time to time, in Grantee's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by or granted under this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which Grantor is obligated to do hereunder; (c) to prepare, sign, file and record, in Grantor's' name, any financing statement covering the Collateral; and (d) to endorse and transfer the Collateral upon foreclosure by Grantee; provided, however, that Grantee shall be under no obligation whatsoever to take any of the foregoing actions, and Grantee shall have no liability or responsibility for any act (other than solely as a result of Grantee's own gross negligence or willful misconduct) or omission taken with respect thereto.

     7. Grantee May Perform Obligations. If Grantor fails to perform any obligation contained herein, Grantee may, but without any obligation to do so and without notice to or demand upon Grantor, perform the same and take such other action as Grantee may deem necessary or desirable to protect the Collateral or Grantee's security interest therein.

     8. Maintenance and Inspection Rights. At all times, Grantor shall maintain, and provide Grantee and its Representatives for inspection and copying, in a rompt and complete manner, all documents and other instruments related to this Agreement, the Notes and the other documents, instruments and agreements contemplated hereby, and permit and provide for Grantee and its Representatives to discuss with Grantor and its Representatives all related information.

     9. Events of Default and Remedies.

          9.1 Rights Upon Event of Default. Upon the occurrence and during the continuation of an Event of Default, Grantee shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Grantee may have hereunder or under the Notes and under applicable law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and all of the following rights and remedies, all of which may be exercised with or without further notice to Grantor:

               9.1.1 to receive all dividends and other payments on the Collateral; to renew, extend, modify, amend, accelerate, or accept partial payments on, make allowances and adjustments and issue credits with respect to and release, settle, compromise, compound, collect or otherwise liquidate, in whole or in part, the Collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the Collateral; and to give all consents, waivers and ratifications with respect to the Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if it was the owner thereof;

               9.1.2 to enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral and take or bring, in its name or in the name of Grantor all steps, actions, suits or proceedings deemed by it to be necessary or desirable to effect collection of or to realize upon the Collateral;

               9.1.3 in accordance with applicable law, to take possession of the Collateral not theretofore delivered to it with or without judicial process;

               9.1.4 to endorse, in the name of Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Collateral;

               9.1.5 to transfer any or all of the Collateral into its name or its nominee or nominees; and

               9.1.6 in accordance with applicable law, to foreclose upon the liens and security interests created hereunder or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to it;

all at the sole option of and in the sole discretion of Grantee.

          9.2 Sale of Collateral. Any sale of the Collateral shall be held at such time or times and at such place or places as Grantee may determine in the exercise of its sole and absolute discretion. Grantee may bid (which bid may be, in whole or in part, in the form of cancellation of the Obligations) for and purchase for the account of Grantee or any nominee of Grantee, the whole or any part of the Collateral. Grantee shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Grantee may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

          9.3 Private Sales. Whether or not any of the Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, Grantee may, in its sole and absolute discretion, sell all or any part of the Collateral at private sale in such manner and under such circumstances as Grantee may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Grantee may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the Collateral is sold at private sale, Grantor agrees that if the Collateral is sold for a price which Grantee in good faith believes to be reasonable, then (A) the sale shall be deemed to be commercially reasonable in all respects, (B) Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (C) Grantee shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantor recognizes that a ready market may not exist for Collateral, and that a sale by Grantee of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell the Collateral.

          9.4 Title of Purchasers. Upon consummation of any sale of Collateral pursuant hereto, Grantee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from any claim or right on the part of Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Grantee shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Grantee, and any Collateral so sold may be retained by Grantee until the sale price is paid in full by the purchaser or purchasers thereof. Grantee shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

          9.5 Disposition of Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second, to the satisfaction of all the Obligations, with application as to any one of the Obligations to be in the order determined by Grantee in its sole and absolute discretion; and, third, to Grantor.

     10. Indemnity. Grantor shall indemnify, defend, protect, reimburse and hold harmless Pledgee, each Holder and their Representatives (collectively "Indemnitee:Indemnitees") for, from and against all Claims, now or in the future, concerning, relating to or as a result of the Grantee acceptance of the Collateral or the exercise of any rights or remedies related thereto, except for any Claims due to any Indemnitee's negligence or intentional wrongdoing Indemnity Claims:.

     11. Satisfaction of the Obligations. Upon satisfaction in full of the Obligations, Grantee shall deliver to Grantor the Certificates, and this Agreement shall be of no further force or effect.

     12. Representations and Warranties. In order to induce the holders of the Notes to make the loans contemplated by the Notes, and without regard to any act or knowledge of Grantee, any such holders or any of their representatives, Laser and Pacific Video each hereby makes the following warranties and representations for the benefit of Pledgee and Holders, upon which the Pledgee can reasonably and justifiably rely upon in making the Loan, each of the following:

          12.1 Laser is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, has all necessary corporate powers, licenses and permits to own and operate its assets and to carry on its businesses as now owned and operated by it, and is duly qualified to do business and is in good standing in all jurisdictions in which Laser is required to be qualified to do business. Pacific Video is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, has all necessary corporate powers, licenses and permits to own and operate its assets and to carry on its businesses as now owned and operated by it, and is duly qualified to do business and is in good standing in all jurisdictions in which Pacific Video is required to be qualified to do business.

          12.2 Each Grantor has good and marketable title to the Collateral held of record by such Grantor, free and clear of all other liens, encumbrances, adjustments, offsets, assessments, security interests and other Claims of any kind or nature other than the security interest of Grantee and that upon delivery of the Collateral to Grantee, the security interest hereby created in such Collateral is a fully perfected first priority security interest in and to, and enforceable against, such Collateral.

          12.3 The execution, delivery and performance of this Agreement, the Notes and all other contemplated agreements and instruments to be delivered to Grantee in connection therewith by each Grantor have been duly authorized by all requisite action on the part of such Grantor, and this Agreement and all such other documents, instruments and agreements, together with all transactions contemplated hereby and thereby, are not, and will not be, in conflict with or result in any breach of, or constitute a default under, any indenture or any other security or other agreement, instrument or understanding to which either Grantor is a party or by which either Grantor, or any of their respective assets, may be bound or affected; and, to the best of Grantor's knowledge, are not, or will not be, in violation of any provision of any Law; and are not, or will not be, in conflict with or in any way violate any of the terms of the Certificate of Incorporation or by-laws of Grantor, and the pledge of the Collateral does not require any qualification, registration or any other approval of any other Person in order to be pledged hereunder or sold, transferred or otherwise disposed of as herein provided.

          12.4 This Agreement and the documents, instruments and agreements contemplated by this Agreement to which each Grantor is a party constitute the valid and binding obligation of such Grantor, enforceable against Grantor in accordance with their respective terms

     13. Miscellaneous.

          13.1 Except as otherwise explicitly provided herein, this Agreement together with all exhibits hereto and referenced contemporaneous agreements and other instruments shall constitute the entire and final understanding of the Parties, and shall supersede all prior understanding, as to the subject matter herein stated. This Agreement may be modified or amended only in writing signed by all the parties.

          13.2 This Agreement shall be interpreted under and governed by the Laws of California, without giving effect to any conflict of laws principles, except as preempted or otherwise controlled by any applicable Federal Law, in which case such Federal Law shall apply. This Agreement shall wherever possible be given a reasonable, practical and workable interpretation. Time is of the essence of every provision of this Agreement, and unless stated otherwise, the reasonable time required in which to perform any act shall be ten (10) business days. Unless explicitly subsequently otherwise provided in writing, any conflict between this Agreement, any of the other Agreements, any other agreement or instrument, or contrary conduct shall be resolved in favor first of perfecting and maintaining all security interests, then all security agreements, and then the Note, with each specific provision controlling over any general or other provision. This Agreement is the product of the joint efforts and arm's length negotiations of all Parties, has been jointly drafted by the parties, and shall be construed accordingly. No party shall be entitled to any advantage due to another party's legal or other representation or preparation of this Agreement. All Exhibits attached hereto are incorporated herein. Headings are for convenience only and not to be considered part of the Agreement. As used herein, the masculine, the feminine or the neuter genders and the singular or plural number shall be deemed to mean and/or include the others wherever the context of any clause in this Agreement so indicates or is reasonable. It is the intention and agreement of the parties hereto that this Agreement (and all other contemplated agreements and instruments) be legally binding and enforceable and to the extent that any provision of this Agreement (or any other contemplated agreement and instrument) is declared unenforceable, ambiguous, severable, contradictory or otherwise deficient or if there is any clerical or similar errors, such as misspelled words, miscalculations, or proofreading, computer or printing errors, and to the extent it is commercially reasonable, said provision and this Agreement (and the other contemplated agreements and instruments) shall be deemed amended with such terms and conditions as to enforce the intended terms and consequences of this Agreement, or as appropriate, severed without any affect on the remaining provisions.

          13.3 As used herein, certain capitalized words shall have the meaning as herein provided, including the following definitions, and if not provided herein then as provided in the other contemporaneous agreements. Any conflict between said capitalized words and any other meaning shall be resolved as herein provided. As used herein and except as herein otherwise explicitly provided, the term "Claim(s)" shall mean and include, as reasonable and applicable, all claims (including all rights of subrogation) disputes, liabilities, debts, obligations, losses, damages (including all actual, general, compensatory, consequential, special, incidental, punitive or otherwise), demand, actions, judgments, orders, fines, penalties, forfeitures, liens, other encumbrances, costs (including all investigation and remedial costs), other charges, expenses (including all attorneys' fees and costs), and any other similar item, whether known, unknown, suspected or unsuspected, foreseeable, unforeseeable, absolute, contingent, liquidated, non-liquidated, direct, indirect, derivative, compensatory, special, punitive or otherwise. As used herein, the terms: (i) a "day" is a calendar day and (ii) a "business day" is a calendar day other than a Saturday or Sunday upon which the Office of the County Recorder of Los Angeles County is open and accepting documents for recording and the state and federal banks are generally open for business. If provided herein that a party must act by a particular time, or an act is effective only if done by a particular time, and the last date for the doing or effectiveness of such act falls upon a day other than a business day, the time for the doing or effectiveness of such act shall be extended to the next succeeding business day. As used herein, the term "herein," or any variation thereof, shall mean any where within this Agreement or as otherwise applicable within a particular section of this Agreement. As used herein, the term "including", or any variation thereof, shall be construed as if followed by the phrase "without any limitation". As used herein, the term "Law" shall mean all applicable (except as herein otherwise excluded) statutory, regulatory, administrative, common, at equity, decisional laws, regulations, ordinances, rules, directives, orders, judgments, decrees, determinations, writs, decisions, other judicial, administrative, and other governmental determinations, reasonably affecting the respective provision of this Agreement and the respective contemplated transaction, whether imposed by federal, state, county, municipal or other governmental authority. As used herein, "Person" or any variation thereof, shall mean any person, trust, corporation, partnership, limited liability company, other entity or governmental or quasi-governmental agency or body. As used herein, the term a party's "Representative(s)" shall mean and include, as reasonable and applicable, the respective party's spouse, heirs, executors, administrators, beneficiaries, trustees, receivers, assigns, successors, owners, investors, partners, parent companies, subsidiaries, shareholders, directors, officers, employees, servants, representatives, agents, affiliates, professional advisors and any other similar or related persons, and each of their respective Representatives.

          13.4 Except as otherwise herein explicitly provided, the non-enforceability of one provision hereof shall not affect the remaining provisions. The receipt of any part payment or performance due hereunder shall not be deemed a waiver of any default or the modification of any provision hereof. No failure or delay on the part of any party in exercising any rights or remedies hereunder shall operate as a waiver thereof or of any other right or remedy, nor will acceptance of any performance hereunder preclude any further exercise of any rights or remedies hereunder. All waivers shall be in writing to be effective. The failure of any or all Parties to initial each or any page, or to fill in or otherwise complete any blank in this Agreement shall not in any way affect its enforceability or validity.

          13.5 All the warranties and representations of Grantor and all indemnification obligations shall survive any termination of this Agreement unless and until first otherwise extinguished by operation of Law or by any subsequent mutual and written agreement of the parties.

          13.6 Notwithstanding anything to the contrary, before any default or breach can be declared hereunder against any party and to the extent written demand has not been so made, at least a thirty (30) day (unless another period of time is explicitly provided) prior notice and opportunity to cure demand shall be made of such a party. Grantee agrees to look solely to the assets of Laser for recovery of any damages, losses or claims and not to any of the personal assets of any of its Representatives. In the event any party institutes any legal action to collect or otherwise enforce any provision of this Agreement, the prevailing party shall be entitled to reasonable attorney fees and costs.
          13.7 The parties agree that any disputes concerning this Agreement shall be litigated, whether by a court or by arbitration, only within the County of Los Angeles, California, which the parties agree for jurisdictional purposes is the place where this Agreement has been entered into and where it will be substantially performed.

          13.8 All notices and demands, all responses thereto and any other instruments of any kind (collectively "Notices"), which any party may require, or desires, to be provided or served on any party shall be written, dated, state its purpose and the time during which to respond, and served on the respective parties at the addresses set forth on the signature pages hereto or as may otherwise be directed in writing. Service shall be deemed made, and received, if personally, at the time of such service: if by certified or registered mail, within three (3) business days after deposited in the United States mail within the state of California, or within five (5) business days after deposited in the United States mail outside of the state of California, provided postage is prepaid and the Notice is properly addressed; if by courier or overnight service

(such as Federal Express, DHL or UPS), at the time the agency confirms delivery; and if by telegraph, telefacsimile or telex, at the time the machine or agency confirms delivery, provided that within two (2) business days thereafter the original thereof shall have been sent by mail (as herein provided) to the party to whom such Notice was directed. All Notices shall be deemed deposited for mail purposes as of the date of its postmark. Refusal of acceptance of any Notice served in accordance herewith shall not affect the service thereof as otherwise provided herein. Each party hereto shall promptly give notice to each other party of any change of its address or number. If such change notice is not served, the notifying party(s) shall be entitled to rely upon the address and numbers herein last provided.

          13.9 This Agreement may be executed in any number of counterparts and each shall be deemed an original and all shall constitute the same agreement. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to form physically one document, which may be recorded. A faxed or other duplicated copy of this Agreement may be executed as an original and a faxed or other duplicated copy of the executed Agreement may be accepted and relied upon as if it were an executed original.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                         LASER-PACIFIC MEDIA CORPORATION



                        By:_____________________________

                        Its:____________________________

                               PACIFIC VIDEO, INC.



                        By:_____________________________

                        Its:____________________________


AGREED AND ACCEPTED:



______________________________
ALAN PICK, as Trustee for
the benefit of the beneficial holders
of Laser-Pacific Media
Corporation's Short-Term
Installment (Fixed Rate) Line
of Credit Notes, Series 1997

STATE OF CALIFORNIA                 )
                                            )  ss
COUNTY OF LOS ANGELES      )


     On _________________________ before me, _____________________, personally appeared __________________ and _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that he/she executed the same in their authorized capacities, and that by his/her signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                             __________________________
                                    Notary Public

STATE OF CALIFORNIA                 )
                                            )  ss
COUNTY OF LOS ANGELES      )


     On _________________________ before me, _____________________, personally appeared ________________ and ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that he/she executed the same in their authorized capacities, and that by his/her signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                             __________________________
                                    Notary Public

STATE OF CALIFORNIA                 )
                                            )  ss
COUNTY OF LOS ANGELES      )


     On _________________________ before me, _____________________, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                             __________________________
                                    Notary Public